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                                                             EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 27, 1997 on the consolidated financial statements of the Company for the year ended December 31, 1996, by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 33-80362).


                                                       /s/ ARTHUR ANDERSEN LLP
                                                           Arthur Andersen LLP


San Jose, California
March 19, 1997